UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2020 (October 9, 2020)

Gadsden Properties, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-11635	59-2058100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15150 North Hayden Road, Suite 235, Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

480-530-3495

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Section 1 - Registrant's Business and Operations

Item 1.03: Bankruptcy or Receivership

On October 9, 2020, Fremont Hills Development Corporation ("FHDC"), a wholly-owned subsidiary of Gadsden Properties Inc. (the "Company"), filed a voluntary petition (the “Bankruptcy Petition”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”), Case# 5:2020bk51485. FHDC is the principal operating subsidiary of the Company and owns the principal asset of the Company: a mixed-use development known as Mission Hills Square (the “Mission Hills Property”) that is located in Fremont, California in the foothills of the San Francisco Bay Area along Highway 680. The Mission Hills Property is planned to offer 158 residential apartment units and more than 53,900 square feet of commercial retail space.

The decision to file the Bankruptcy Petition was taken to obtain the relief provided by the Bankruptcy Code to stay any potential foreclosure action by the First Lien mortgage lender (“Secured Lender”) on the Mission Hills Property while FHDC and the Company could explore refinancing options for the Mission Hills Property’s debt so as to complete construction. Prior to the filing, FHDC and the Company had been negotiating an additional extension and forbearance with the Secured Lender with respect to any foreclosure action, so that FHDC and the Company could review options for the Mission Hills Property including refinancing of the secured loan, a new money loan to complete construction on the project, a sale of the Mission Hills Property, or other strategic alternatives.

FHDC and the Company are seeking a Senior Secured Super-Priority Debtor-in-Possession Loan Facility (“DIP Financing”) that will enable FHDC to adequately finance the bankruptcy process and to seek alternatives for sale or development of the Mission Hills Property. While FHDC and the Company expect to enter into negotiations for such facility with a qualified lender, there can be no assurance that any such loan facility will be available on acceptable terms or at all, or that any such loan facility will be approved by the Bankruptcy Court.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of fact, that address activities, events or developments that the Company or the Company’s management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements including without limitation the Company’s statements regarding its plans to pursue the marketing and sale of the Mission Hills Property and pursue and acquire any DIP Financing. Although the Company believes forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in the Company’s other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” as well as the administration of the Bankruptcy Matter, market conditions regarding the multi-family and mixed use properties in the area of the Mission Hills Property. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not any guarantee of future performance, and actual results, developments and business decisions may differ from those envisaged by the Company’s forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

GADSDEN PROPERTIES, INC.

Date: October 13, 2020	By:	/s/ Douglas Funke
Douglas Funke
Chief Executive Officer

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